SUPPLEMENT DATED AUGUST 24, 2012
TO THE
PROSPECTUS DATED OCTOBER 24, 2011
AND STATEMENT OF ADDITIONAL INFORMATION
DATED OCTOBER 24, 2011 AS REVISED AS OF JULY 16, 2012
OF
NARRAGANSETT INSURED TAX-FREE INCOME FUND

Given (i) the decreased supply of tax-free municipal obligations which pay interest exempt from Rhode Island state and regular Federal income taxes (Rhode Island Obligations) that are insured by nationally recognized, non-government, insurers of municipal obligations as to the timely payment of principal and interest when due and (ii) the diminished value of the insurance on such bonds (because many insurers have been downgraded in recent years), at a special meeting to be held on October 17, 2012, shareholders of Narragansett Insured Tax-Free Income Fund (the “Fund”) will be asked to approve elimination of the Fund’s fundamental policy that requires it to invest at least 80% of its assets in Insured Rhode Island Obligations.  If shareholders approve this proposal, the Fund would be permitted to invest in a more diversified pool of Rhode Island issuers without limit as to the percentage of the portfolio invested in Rhode Island Obligations that are not insured, the word “Insured” would be removed from the Fund’s name, and the Fund would be re-named “Aquila Narragansett Tax-Free Income Fund.”  Shareholder approval of this policy would not change the Fund’s fundamental policy that requires it to invest at least 80% of its assets in tax-free municipal obligations which pay interest exempt from Rhode Island state and regular Federal income taxes, the income paid on which will not be subject to the Alternative Minimum Tax.

At the special meeting, Fund shareholders also will be asked to approve elimination of two fundamental policies that are more restrictive than the law requires.  If shareholders approve the proposals, the Fund would be able to invest not more than 20% of its assets in shares of money market funds, taxable money market instruments, short-term debt securities, and other taxable obligations to the extent consistent with its other investment policies and restrictions.  The Fund would utilize money market funds, taxable money market instruments and short-term debt securities for cash management purposes, and if necessary, temporary defensive purposes.  The Fund does not immediately intend to invest in other taxable obligations if shareholders approve the proposals but it may do so in the future.  Except for these proposals, no other changes to the Fund’s current investment practices are contemplated in connection with the proposals.  The Fund’s investment objective is not proposed to change and shall remain the same.  The Fund shall continue to seek to provide as high a level of current income exempt from Rhode Island state and regular Federal income taxes as is consistent with preservation of capital.

A proxy statement describing these initiatives is being mailed in August 2012.  If shareholder approval is obtained, these initiatives are expected to be implemented in October 2012.